Exhibit 99.1
N E W S   R E L E A S E

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO Richard L. Dunn, Senior Vice President and CFO (561) 627-7171

Palm Beach Gardens, Florida	September 27, 2005
DYCOM INDUSTRIES, INC. EXTENDS TENDER OFFER FROM 5 P.M. TO MIDNIGHT
ON OCTOBER 11, 2005 AND ANNOUNCES ADDITIONAL INFORMATION FOR
SHAREHOLDERS REGARDING THE TENDER OFFER
Palm Beach Gardens, Florida, September 27, 2005—Dycom Industries, Inc. (NYSE Symbol: “DY”), which commenced a modified “Dutch Auction” tender offer on September 13, 2005 to purchase up to 9,500,000 shares of its common stock at a price per share not less than $18.50 and not greater than $21.00, announced today an extension of its tender offer from 5:00 p.m. to 12:00 midnight, New York City time, on Tuesday, October 11, 2005, as well as certain additional information for shareholders regarding the tender offer, and has filed today Amendment No. 1 to its Schedule TO regarding, among other things, such extension and additional information.
Extension of Tender Offer
The tender offer, which was originally due to expire at 5:00 p.m., New York City time, on Tuesday, October 11, 2005, has been extended seven hours and will now expire at 12:00 midnight, New York City time, on Tuesday, October 11, 2005, unless the Company further extends the tender offer. This change was made in order to ensure that the information contained in the Schedule TO filed by the Company on September 13, 2005, and the information in this press release and in Amendment No. 1 to Schedule TO being filed today is available to shareholders for a sufficient period of time prior to the expiration of the tender offer, in accordance with regulations of the Securities and Exchange Commission. All terms and conditions of the Offer to Purchase and related materials distributed to shareholders continue to apply to the tender offer, as extended.
Notification to Holders of Purchase Price
Following the expiration of the tender offer, once the Company has determined the purchase price that it will pay for shares properly tendered and not properly withdrawn in the tender offer, the Company will promptly disclose such price in a manner reasonably calculated to inform security holders of this information, which will include a press release and a filing on Form 8-K of such information.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL SHARES OF DYCOM INDUSTRIES COMMON STOCK. THE TENDER OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT THE COMPANY HAS DISTRIBUTED TO ITS STOCKHOLDERS AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS, AS REVISED BY THE AMENDMENTS TO THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL, AND RELATED MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. STOCKHOLDERS AND INVESTORS MAY OBTAIN A FREE COPY OF THE TENDER OFFER STATEMENT ON “SCHEDULE TO,” THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS AMENDED ON THE DATE HEREOF, AT THE COMMISSION’S WEBSITE AT WWW.SEC.GOV OR BY CALLING GEORGESON SHAREHOLDER COMMUNICATIONS INC., THE INFORMATION AGENT FOR THE TENDER OFFER, TOLL-FREE AT (866) 203-1198. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER.
Dycom is a leading provider of specialty contracting services throughout the United States. These services include engineering, construction, maintenance and installation services to telecommunications providers, underground locating services to various utilities, including telecommunications providers, and other construction and maintenance services to electric utilities and others.

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